UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025 (November 14, 2025)

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paseo del Sol Santa Fe, New Mexico	87507
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 14, 2025, the Company held an Annual Meeting of Stockholders. The matters voted upon were:

Proposal 1. Election of two Class II directors to serve until our 2029 annual meeting of stockholders (the “Election of Directors”).

Proposal 2. Ratification of the appointment of Haynie & Company as our independent registered public accounting firm for our fiscal year ending February 28, 2026 (the “Ratification of Independent Registered Accounting Firm”).

Proposal 3. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than an aggregate of 19.99% of the outstanding shares of our common stock upon conversion of outstanding shares of our Series J Nonvoting Convertible Preferred Stock, Series K Nonvoting Convertible Preferred Stock, Series L Nonvoting Convertible Preferred Stock, Series M Nonvoting Convertible Preferred Stock, Series N Nonvoting Convertible Preferred Stock, Series O Nonvoting Convertible Preferred Stock, Series P Nonvoting Convertible Preferred Stock and Series Q Nonvoting Convertible Preferred Stock and exercise of certain warrants, all of which shares and warrants were issued to various parties between December 31, 2024 and September 15, 2025 (the “Approval of Conversion of Series J, Series K, Series L, Series M, Series N, Series O, and Series Q Preferred Stock and Exercise of Warrants”).

Proposal 4: To approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of shares of our common stock upon conversion of outstanding shares of our Series L Nonvoting Convertible Preferred Stock and our Series Q Nonvoting Convertible Preferred Stock issued to certain insiders pursuant to debt conversion agreements and securities purchase agreements entered into with such insiders between December 31, 2024 and September 15, 2025 (the “Approval of Conversion of Series L and Series Q Preferred Stock Issued to Insiders”).

Proposal 5. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than an aggregate of 19.99% of the outstanding shares of our common stock pursuant to that certain Securities Purchase Agreement, dated September 19, 2024, entered into in connection with an equity line of credit with Alumni Capital LP (the “Approval of Shares Under an Equity Line of Credit”).

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The results of the voting were as follows:

Proposal 1 (Election of Directors):

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
William Kerby	5,726,793	374	170	28,427
Jimmy Byrd	5,726,794.	373	170	28,427

Proposal 2 (Ratification of Independent Registered Accounting Firm):

Votes For	Votes Against	Abstain	Broker Non-Votes
5,755,236	375	153	N/A

Proposal 3 (Approval of Conversion of Series J, Series K, Series L, Series M, Series N, Series O, and Series Q Preferred Stock and Exercise of Warrants):

Votes For	Votes Against	Abstain	Broker Non-Votes
5,713,306	13,873	158	28,427

Proposal 4 (Approval of Conversion of Series L and Series Q Preferred Stock Issued to Insiders):

Votes For	Votes Against	Abstain	Broker Non-Votes
5,715,640	11,547	150	28,427

Proposal 5 (Approval of Shares Under an Equity Line of Credit):

Votes For	Votes Against	Abstain	Broker Non-Votes
5,713,333	13,884	120	28,427

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date: November 17, 2025	By:	/s/ William Kerby
	Name:	William Kerby
	Title:	Chief Executive Officer

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